                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               (Exact name of registrant as specified in charter)

                            900 Third Ave, 31st Floor
                             New York, NY 10022-4728
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
                      Vice President, Chief Legal Officer,
                      Counsel and Secretary for Registrant
                                 56 Prospect St.
                             Hartford, CT 06103-2899
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-272-2700

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Zweig Advisers, LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC
125 High Street
Boston, MA 02110-1707

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q4-08

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      December 31, 2008

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

                                                               February 1, 2009

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for the Zweig Total Return Fund, Inc. for the fiscal year ended December 31, 2008.

   The Zweig Total Return Fund's net asset value declined 4.70% for the quarter ended December 31, 2008, including $0.101 in reinvested distributions. During the same period, the Fund's Composite Index fell 7.61%, including reinvested dividends. The Fund's average exposure for the quarter was approximately 39% in bonds and 36% in equities.

   For the year ended December 31, 2008, the Fund's net asset value was down 10.09% including $0.458 in reinvested distributions. During the same period the Fund's Composite Index fell 15.01% including reinvested dividends. The Fund's average exposure for the year was approximately 39% in equities and 35% in bonds.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   Pounded by successive barrages of negative economic news, the stock markets in 2008 suffered their worst year since the Great Depression. The Dow Jones Industrial Average slumped 33.8%/(1)/, its biggest downturn since the 52.7%/(1)/ debacle in 1931. Doing no better, the S&P 500 was down 38.5%/(1)/, matching its 38.6%/(1)/ decline in 1937. The record S&P 500 loss was 47.1%/(1)/ in 1931. The NASDAQ Composite, created in 1971, posted its biggest drop ever, plummeting 40.5%/(1)/, topping its 39.3%/(1)/ tumble in 2000 after the tech-stock bubble burst.

   There were no safe havens outside the U.S. The Dow Jones Stoxx index of Europe's 600 largest companies sank 46%/(1)/ in 2008, the largest annual decline in its 22-year history, lowering values to early 1997 levels. Britain's FTSE 100 Index slid 31.3%/(1)/, a record drop since the index was formed in 1984. Germany's DAX stumbled 40.4%,/(1)/ Asia also was hit hard, with the MSCI Asia-Pacific Index off 43%/(1)/. Japan's Nikkei stock average of 225 companies fell 42.1%/(1)/ and China's benchmark Shanghai Composite Index collapsed 65.4%/(1)/

   The weakness in the markets reflects the fact that the U.S. remains mired in a recession. The National Bureau of Economic Research, the government-sponsored recession designator and scorekeeper, reported that our current recession began in December 2007. Only two recessions have endured longer than the current one --those ending in 1975 and 1983, each lasting eleven months. If this recession persists through April, it would be the longest recession since the 43-month downturn that ended in 1933.

/1/ Return excludes reinvested dividends


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside front cover for more details.

   As the impact of the recession spread, the nation's unemployment rate jumped from 6.8% in November to 7.2% in December, a 16-year high, according to the Labor Department. More than 524,000 jobs were lost in December, bringing the total for 2008 to 2.6 million. At 7.2%, the rate is the highest since 1993, while last year's job loss was the greatest since 1945.

   In a move to stimulate the economy, the Federal Reserve (the "Fed") cut its benchmark interest rate to a historic low of zero to 0.25% at its December meeting. In notes released after the meeting, the Fed foresaw a deep contraction in the first half of 2009 and slow growth in the second half that would not make up for the losses. Some officials expressed concern that the reduction in stock and housing wealth, combined with the global economic contraction, could lead to a longer and deeper recession than previously predicted. As a result, the Fed's staff said the unemployment rate was likely to rise significantly into 2010. After citing the numerous problems, the Fed promised "to employ all available tools to promote the resumption of sustainable economic growth and to provide price stability."

   The Fed and the Treasury have already done a great deal but there is little evidence so far that the credit squeeze is loosening. Setting up the Troubled Assets Relief Program and drawing on the $700 billion rescue package approved by Congress, the government has already doled out hundreds of millions to the financial and automotive industries. Furthermore, it is reported that the Obama administration will seek an economic stimulus package of at least $825 billion, including a $300 billion tax cut.

   While the monetary infusion is growing, the economy is moribund. The broken-bubble housing market that ignited the financial implosion continues to weaken. The Commerce Department reported that housing starts fell to 625,000 units in November, an 18.9% drop from October and 47% under the year-ago figure. Meanwhile, the sales of previously owned homes tumbled 13% in November from a year earlier, the sharpest decline in more than 40 years, according to the National Association of Realtors.

   Similar reports are coming in from the manufacturing sector. The Institute for Supply Management said that its index of manufacturing activity in December sank to the lowest level in 28 years. With a number below 50 indicating contraction, the December figure was 32.4, down from 36 in the previous month. It was the lowest rating since 30.36 in June 1980.

   In another confirmation of the economy's deterioration, the Fed reported that industrial production declined 0.6% in November. Capacity utilization dipped to 75.4% in November from 76% in October. New orders for durable goods --products expected to last at least three years --were also off in November, slipping 1% to $186.9 billion, according to the Commerce Department. New orders had fallen 8.4% in October. Earlier the Commerce Department reported that the U.S. gross domestic product slid 0.5% in the third quarter, the steepest drop since 2001.

   The U.S. trade deficit increased to $57.2 billion in October from $56.6 billion in September, according to the Commerce Department. October exports of $151.7 billion were $3.4 billion below September's $155.1 billion. Imports of $208.9 billion in October were $2.7 billion less than September's total of $211.6 billion. The stronger dollar may have been a factor in the drop in exports. In 2008 the dollar strengthened 4.5% against the Euro, 36% against the British pound and 22% against the Canadian dollar. As the major exception, the dollar slipped 16% against the Japanese yen.

   Largely as a result of the steep decline in gasoline and fuel oil costs, consumer prices fell 1.7% in November, the deepest decline since the Labor Department began keeping track in 1947. The core rate of inflation, excluding volatile food and energy, was flat for the month. While this price stability indicates that inflation is in check, it brought concerns that deflation might be looming. There has not been a serious period of deflation since the 1930s. However, we are very concerned about the prospect. Based on the sharp declines in bond yields, it seems that the market expects deflation or something very close to it.

   With the business news so bleak, there was little surprise when the Conference Board reported that the overall consumer confidence in December fell to its lowest level on record. Only 6.2% of Americans said that business conditions were good and 6.2% said jobs were plentiful, down from 23.6% a year ago.

   The softness in the economy has virtually shut down the market for initial public offerings ("IPOs"). In the U.S., 33 companies went public in 2008, raising $26.2 billion, according to Dealogic. This compares with 183 offerings that raised $42.7 billion in 2007. Globally, the number of IPOs totaled 663, raising $76.4 billion against 1,708 offerings that raised $272.1 billion in 2007. The global number of offerings was the lowest since Dealogic began keeping score in 1995 and the money raised was the least since 2003. At this writing, conditions for the IPOs are horrendous and there seems little likelihood of a recovery soon.

   Mergers and acquisitions continued to suffer from tight credit conditions. Not counting government-sponsored deals, domestic M&A activity in the fourth quarter dropped 5.3% from a year earlier to $115 billion, the worst quarter in six years, according to Dealogic. Spending $280 billion, the government obtained 20 of the 25 largest deals. Globally the number of deals declined 24% to 6,371, while volume dropped 38 % to $585 billion. For 2008, global volume was down 24% to $3.06 trillion, about equal to the 2005 total. Looking to the future, cash deals will be harder and leveraged buyouts will be virtually non-existent. However, there will always be mergers and acquisitions. Some companies will be so beaten down that they will be considered cheap enough to be bought by another company.

   Demonstrating the severity of the recession, U.S. corporate profits are estimated to have fallen again in the fourth quarter of 2008, marking the sixth consecutive quarterly decline, according to Bloomberg News. That would make it the longest quarterly slump since 1988. Earnings of companies in the S&P 500 probably dropped an average of 11.9% in the quarter from a year earlier according to the agency. Analysts forecast that the downward streak would reach eight quarters, with a 10.3% fall in the first quarter of 2009 and a 5.8% dip in the second quarter.

   At the year-end, companies in the S&P 500 were trading at 18.8 times earnings, with the ratio rising to 19.6 in the first week of 2009. This compares with P/Es of 22.9 on September 30, 2008 and 19.0 at the end of 2007. If you consider a very broad band of so-called fair value, we believe the current numbers are in the upper range, but not necessarily overvalued. They are not undervalued either, but if current conditions continue, P/E ratios may become undervalued.

   Despite the market's weakness, a majority of analysts surveyed by Investors Intelligence were optimistic. Early in 2009 there were 42% bulls and 34% bears compared with 35% bulls and 38% bears at the year-end. Interestingly, members of the American Institute of Individual Investors were more bearish than the analysts. Individual investors were 29% bulls and 44% bears in early 2009 against 30% bulls and 50% bears at the end of 2008. These figures have been so volatile lately that it is hard to put any stock in them.

   Right now our equity indicators look bullish but we don't trust them because we have not seen an economy like this since the 1930s. If you change the entire economic environment, as has happened, the traditional indicators don't work. For example, lower interest rates are usually bullish. Now the rates have gone down to zero and look where we are.

   Our exposure to U.S. common stocks was 38% on December 31, 2008, unchanged from our position at the end of the third quarter. If we were fully invested our portfolio would be 50% in equities and 50% in bonds. Consequently, at 38%, we are at about 76% of a full position (38/50).

   The Fund's bond exposure at the year-end was 42%, with average duration, (a measure of sensitivity to interest rates) of 3.1 years. With the close of the third quarter, our bond exposure was 31%, with an average duration unchanged at
3.1 years at 42% in bonds, we are at about 84% of a full position (42/50).

   Amid all the headline-making economic news during 2008, relatively little attention was paid to the remarkable performance of Treasury bonds. Yields on the benchmark 10-year Treasury note fell from 4.02% at the beginning of the year to 2.21% at the end of December 2008. (Bond prices move in the opposite direction from yields.) The only major asset class with positive performance (other than cash) was Treasury bonds. As investors shunned risk, they sold stocks of every description as well as corporate bonds. They also liquidated holdings in commodities and real estate. The one safe haven was Treasury bonds.

   As mentioned earlier, The Fed cut its overnight federal funds rate from 4.25% at the start of the year to the unprecedented level of between 0 and 0.25%. As a result, the Fed, for all practical purposes, has a zero interest rate policy for overnight inter-bank loans. This is similar to what occurred in Japan in the mid to late nineties.

   Fueling the interest rate cuts and the flight to Treasuries was a massive slowdown in the economy, a total collapse in commodities that eased inflation concerns, and a meltdown of the worldwide banking system. The forced liquidation of Bear Stearns, which many felt would mark the lows in yields, turned out to have been just the beginning.

   The list of collapsed institutions is long but the most astounding included AIG, Wachovia, Fannie Mae, Freddie Mac, and Lehman Brothers. As failure became a truly scary but real possibility for a number of financial institutions, the panic sent investors to the last perceived bastion of true credit safety: the U.S. Government.

   While there is plenty of blame for the weakened state of many commercial and investment banks, we believe a stellar role was played by a new derivative contract known as a credit-default swap ("CDS"). Essentially an insurance policy on the solvency of the bond issuer, it allowed a bond holder to hedge against default. Soon speculators entered the market to play the credit spread. Eventually, this market ballooned and burst, with even issuers of CDSs going bankrupt. As the consequences of the collapse came to life in tandem with the housing market free-fall, a plunging stock market and oil prices collapsing by over $100 a barrel, holders of Treasury bonds were happy investors.

   In late Spring and early Fall as commodity prices were soaring, inflation concerns were pervasive. However, only months later, by mid-Fall, the growing fear of deflation further powered the Treasuries to their biggest monthly gains since the early Reagan years.

   While we did make certain moves during the year, we never deviated from our policy of not including any credit exposure from outside the U.S. Government in our bond portfolio. Although we had a relatively modest duration for the overall portfolio, the bonds we did own helped the performance of the fund dramatically. In the late Fall we added some Treasury Inflation Protected Securities (TIPS) as yields on this particular series surged. At present, we see a great deal of medium to longer-term value in this area.


          Sincerely,

          /s/Martin E. Zweig, Ph.D.


          Martin E. Zweig, Ph.D.
          President
          Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   At December 31, 2008, all of our bonds are U.S. Government Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   The Fund's leading equity sectors on December 31, 2008 included financials, consumer staples, industrials, information technology and health care. Aside from allocation changes, all of the above appeared in our previous report. During the quarter we added to our positions in health care and materials and trimmed our holdings in financials and consumer discretionary.

   On December 31, 2008, our top individual positions included Allstate, Atria, AT&T, FreeportMcMoRan, McDonald's, Merck, Nucor, Philip Morris International, Verizon and Wilmington Trust. In this listing we added to our holdings in Allstate, AT&T, FreeportMcMoRan, Nucor and Verizon.

   No longer among our top positions are ConocoPhillips, where we added to our position; Nike, where there was no change in shares held, and the following where we trimmed our holdings: Hudson City Bancorp, PepsiCo and Wells Fargo.

          Sincerely,



             [SIGNATURE]

          /s/ Carlton Neel
          Carlton Neel
          Executive Vice President
          Zweig Advisers, LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 7.
As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500(R) Index.

Consumer Price Index (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Credit Default Swap (CDS): A swap designed to transfer the credit exposure of fixed income products between parties. The buyer of a credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the product. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the swap.

Deflation: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

TARP (Troubled Asset Relief Program): A government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The fund was created by enacting the Emergency Economic Stabilization Act of 2008.

Treasury-Inflation Protected Securities (TIPS): U.S. Treasury bonds and notes whose value is adjusted according to changes to the inflation rate every six months, as measured by the consumer price index. As inflation occurs, the value of TIPS increases.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.


                                Asset Allocation
                               December 31, 2008
                     (as a percentage of total investments)

                                    [CHART]

Domestic Common Stocks                                          42%
U.S. Government Securities                                      34%
Foreign Common Stocks                                            3%
Exchange Traded Funds                                            1%
Other (includes short-term investments)                         20%

                            SCHEDULE OF INVESTMENTS

                               December 31, 2008

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES..................... 41.56%
  U.S. TREASURY BONDS -- 9.30%
     U.S. Treasury Bond 7.50%, 11/15/16................    $ 20,000   $ 27,306,240
     U.S. Treasury Bond 8.875%, 2/15/19................      10,000     15,373,440
                                                                      ------------
                                                                        42,679,680
                                                                      ------------
  U.S. TREASURY NOTES -- 32.26%
     U.S. Treasury Note 2%, 9/30/10....................      38,000     38,955,928
     U.S. Treasury Note 4%, 11/15/12...................      18,500     20,536,443
     U.S. Treasury Inflation Indexed Note 2%,
       1/15/16/(d)/....................................      25,000     26,132,756
     U.S. Treasury Inflation Indexed Note 2%,
       7/15/14/(d)/....................................      27,000     29,346,971
     U.S. Treasury Inflation Indexed Note 2.375%,
       1/15/17/(d)/....................................      31,000     33,039,889
                                                                      ------------
                                                                       148,011,987
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $177,523,238)......................................         190,691,667
                                                                      ------------

                                                            Number
                                                           of Shares
                                                           ---------
  DOMESTIC COMMON STOCKS......................... 35.20%
  CONSUMER DISCRETIONARY -- 3.04%
     McDonald's Corp...................................     105,000      6,529,950
     NIKE, Inc. Class B................................      82,000      4,182,000
     Under Armour, Inc. Class A/(b)/...................     136,000      3,242,240
                                                                      ------------
                                                                        13,954,190
                                                                      ------------

                       See notes to financial statements


                                                     Number of
                                                      Shares      Value
                                                     --------- ------------
     CONSUMER STAPLES -- 5.02%
        Altria Group, Inc.........................    400,000  $  6,024,000
        Bunge Ltd.................................     58,000     3,002,660
        Costco Wholesale Corp.....................     71,000     3,727,500
        PepsiCo, Inc..............................     83,000     4,545,910
        Philip Morris International, Inc..........    132,000     5,743,320
                                                               ------------
                                                                 23,043,390
                                                               ------------
     ENERGY -- 3.67%
        Chesapeake Energy Corp....................     73,000     1,180,410
        ConocoPhillips............................     88,000     4,558,400
        Halliburton Co............................    140,000     2,545,200
        Massey Energy Co..........................     56,000       772,240
        Occidental Petroleum Corp.................     76,000     4,559,240
        St. Mary Land & Exploration Co............    116,000     2,355,960
        Valero Energy Corp........................     40,000       865,600
                                                               ------------
                                                                 16,837,050
                                                               ------------
     FINANCIALS -- 5.62%
        Allstate Corp. (The)......................    156,000     5,110,560
        Goldman Sachs Group, Inc. (The)...........     27,000     2,278,530
        Hudson City Bancorp, Inc..................    308,000     4,915,680
        Reinsurance Group of America, Inc.........     83,000     3,554,060
        Wells Fargo & Co..........................    157,000     4,628,360
        Wilmington Trust Corp.....................    238,000     5,293,120
                                                               ------------
                                                                 25,780,310
                                                               ------------
     HEALTH CARE -- 3.84%
        Celgene Corp./(b)/........................     67,000     3,703,760
        Gilead Sciences, Inc./(b)/................     74,000     3,784,360
        Merck & Co., Inc..........................    221,000     6,718,400
        UnitedHealth Group, Inc...................    128,000     3,404,800
                                                               ------------
                                                                 17,611,320
                                                               ------------
     INDUSTRIALS -- 4.29%
        Boeing Co. (The)..........................     89,000     3,797,630
        Caterpillar, Inc..........................     99,000     4,422,330
        Continental Airlines, Inc. Class B/(b)/...    141,000     2,546,460
        Foster Wheeler Ltd./(b)/..................     70,000     1,636,600
        L-3 Communications Holdings, Inc..........     49,000     3,615,220
        Union Pacific Corp........................     77,000     3,680,600
                                                               ------------
                                                                 19,698,840
                                                               ------------

                       See notes to financial statements


                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
  INFORMATION TECHNOLOGY -- 4.25%
     Cisco Systems, Inc./(b)/..........................      138,000  $  2,249,400
     Corning, Inc......................................      241,000     2,296,730
     Hewlett-Packard Co................................       85,000     3,084,650
     International Business Machines Corp..............       51,000     4,292,160
     Microsoft Corp....................................      188,000     3,654,720
     QUALCOMM, Inc.....................................      109,000     3,905,470
                                                                      ------------
                                                                        19,483,130
                                                                      ------------
  MATERIALS -- 2.76%
     Alcoa, Inc........................................      151,000     1,700,260
     Freeport-McMoRan Copper & Gold, Inc...............      236,000     5,767,840
     NuCor Corp........................................      112,000     5,174,400
                                                                      ------------
                                                                        12,642,500
                                                                      ------------
  TELECOMMUNICATION SERVICES -- 2.71%
     AT&T, Inc.........................................      206,000     5,871,000
     Verizon Communications, Inc.......................      193,000     6,542,700
                                                                      ------------
                                                                        12,413,700
                                                                      ------------
         Total Domestic Common Stocks (Identified Cost
           $206,959,995)......................................         161,464,430
                                                                      ------------
  FOREIGN COMMON STOCKS/(c)/.....................  1.54%
  ENERGY -- 0.77%
     Petroleo Brasileiro SA ADR (Brazil)...............      145,000     3,551,050
                                                                      ------------
                                                                         3,551,050
                                                                      ------------
  INFORMATION TECHNOLOGY -- 0.77%
     Nokia Oyj Sponsored ADR (Finland).................      227,000     3,541,200
                                                                      ------------
                                                                         3,541,200
                                                                      ------------
         Total Foreign Common Stocks (Identified Cost
           $9,908,496)........................................           7,092,250
                                                                      ------------
  EXCHANGE TRADED FUNDS..........................  0.77%
     PowerShares Deutsche Bank Agriculture Fund........      134,000     3,510,800
                                                                      ------------
         Total Exchange Traded Funds (Identified Cost
           $4,526,376)........................................           3,510,800
                                                                      ------------
         Total Long Term Investments -- 79.07% (Identified Cost
           $398,918,105)......................................         362,759,147
                                                                      ------------
  SHORT-TERM INVESTMENTS......................... 20.53%
  MONEY MARKET MUTUAL FUNDS -- 0.94%
     State Street Institutional Liquid Reserves
       Fund (seven-day effective yield 1.461%).........           13            13
     State Street Institutional Treasury Money Market
       Fund (seven-day effective yield 0.26%)..........    4,300,000     4,300,000
                                                                      ------------
                                                                         4,300,013
                                                                      ------------

                       See notes to financial statements

                                                         Par
                                                       (000's)        Value
                                                       -------  ------------
   U.S. TREASURY BILL/(e)/ -- 19.59%
      U.S. Treasury Bill 0.975%, 5/15/09...........    $10,000  $  9,996,442
      U.S. Treasury Bill 0.785%, 7/30/09...........     80,000    79,870,496
                                                                ------------
                                                                  89,866,938
                                                                ------------
          Total Short-Term Investments (Identified Cost
            $93,897,574)................................          94,166,951
                                                                ------------
          Total Investments (Identified Cost
            $492,815,679) -- 99.6%......................         456,926,098/(a)/
          Other Assets and Liabilities, Net -- 0.4%.....           1,841,169
                                                                ------------
          Net Assets -- 100.00%.........................        $458,767,267
                                                                ============

--------
 (a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $14,456,708 and gross depreciation of $53,121,041 for federal income tax purposes. At
     December 31, 2008, the aggregate cost of securities for federal income tax purposes was $495,590,431.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (e) The rate shown is the discount rate.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2008

ASSETS
   Investment securities at value (Identified cost $492,815,679 ). $456,926,098
   Receivables
     Dividends and interest.......................................    2,327,135
   Prepaid expenses...............................................       75,599
                                                                   ------------
       Total Assets...............................................  459,328,832
                                                                   ------------
LIABILITIES
   Cash overdraft.................................................        4,406
   Payables
     Investment advisory fee......................................      265,720
     Printing fee.................................................      113,401
     Professional fee.............................................       67,312
     Transfer agent fee...........................................       32,959
     Administration fee...........................................       24,674
     Directors' fees..............................................       22,174
     Custodian fee................................................        8,673
     Other accrued expenses.......................................       22,246
                                                                   ------------
       Total Liabilities..........................................      561,565
                                                                   ------------
NET ASSETS........................................................ $458,767,267
                                                                   ============
NET ASSET VALUE PER SHARE
   ($458,767,267 / 114,594,744)................................... $       4.00
                                                                   ============

Net Assets Consist of:
     Capital paid in on shares of beneficial interest............. $494,544,123
     Undistributed net investment income..........................      215,185
     Accumulated net realized loss................................     (102,460)
     Net unrealized depreciation..................................  (35,889,581)
                                                                   ------------
Net Assets........................................................ $458,767,267
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                         Year Ended December 31, 2008

INVESTMENT INCOME
   Income
       Interest.................................................................. $  9,248,979
       Dividends (net of foreign taxes withheld of $31,527)......................    4,514,715
       Security lending..........................................................      130,565
                                                                                  ------------
              Total Investment Income............................................   13,894,259
                                                                                  ------------
   Expenses
       Investment advisory fees..................................................    3,621,383
       Administration fees.......................................................      336,271
       Printing and postage fees.................................................      414,293
       Professional fees.........................................................      210,503
       Transfer agent fees.......................................................      201,690
       Directors' fees...........................................................      166,174
       Custodian fees............................................................       46,855
       Miscellaneous.............................................................      323,502
                                                                                  ------------
              Total Expenses.....................................................    5,320,671
          Less custodian fees paid indirectly....................................       (4,629)
                                                                                  ------------
              Net Expenses.......................................................    5,316,042
                                                                                  ------------
                 Net Investment Income...........................................    8,578,217
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................    7,606,803
       Short Sales...............................................................    2,800,501
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................  (74,974,123)
       Short Sales...............................................................   (2,399,305)
                                                                                  ------------
          Net realized and unrealized gain (loss)................................  (66,966,124)
                                                                                  ------------
          Net increase (decrease) in net assets resulting from operations........ $(58,387,907)
                                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended           Year Ended
                                                                         December 31, 2008    December 31, 2007
                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)....................................   $   8,578,217         $ 13,024,027
       Net realized gain (loss)........................................      10,407,304           16,885,377
       Net change in unrealized appreciation (depreciation)............     (77,373,428)          10,568,844
                                                                          -------------         ------------
          Net increase (decrease) in net assets resulting from
            operations.................................................     (58,387,907)          40,478,248
                                                                          -------------         ------------
   Dividends and distributions to shareholders from
       Net investment income...........................................     (11,631,001)         (15,001,480)
       Net realized short-term gains...................................      (5,972,887)         (15,864,004)
       Net realized long-term gains....................................        (343,219)                  --
       Tax return of capital...........................................     (34,538,233)         (22,280,924)
                                                                          -------------         ------------
          Total dividends and distributions to shareholders............     (52,485,340)         (53,146,408)
                                                                          -------------         ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock..................................................              --            2,892,063
       Net proceeds from the sales of shares during rights
         offering (net of estimated expenses of $650,000 for
         2007).........................................................         (15,058)/(1)/    102,586,107
                                                                          -------------         ------------
          Net increase in net assets derived from capital
            share transactions.........................................         (15,058)         105,478,170
                                                                          -------------         ------------
          Net increase (decrease) in net assets........................    (110,888,305)          92,810,010
NET ASSETS
   Beginning of period.................................................     569,655,572          476,845,562
                                                                          -------------         ------------
   End of period (including undistributed net investment
     income of $215,185 and $1,322,246, respectively)..................   $ 458,767,267         $569,655,572
                                                                          =============         ============

--------
(1) Adjustment to bring costs estimated in connection with the September 2007 rights offering to actual.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)

                                                                     Year Ended December 31,
                                                   -----------------------------------------------------------
                                                       2008           2007         2006       2005      2004
                                                   --------      --------        --------  --------   --------
Per Share Data
Net asset value, beginning of period.............. $   4.97      $   5.11        $   5.28  $   5.62   $   5.70
                                                   --------      --------        --------  --------   --------
Income from Investment Operations
Net investment income (loss)/(3)/.................     0.07          0.12            0.13      0.12       0.12
Net realized and unrealized gains (losses)........    (0.58)         0.26            0.22      0.08       0.18
                                                   --------      --------        --------  --------   --------
Total from investment operations..................    (0.51)         0.38            0.35      0.20       0.30
                                                   --------      --------        --------  --------   --------
Dividends and Distributions
Dividends from net investment income..............    (0.10)        (0.14)          (0.15)    (0.15)     (0.14)
Distributions from net realized gains.............    (0.06)        (0.15)          (0.07)    (0.15)     (0.09)
Tax return of capital.............................    (0.30)        (0.21)          (0.30)    (0.24)     (0.11)
Dilutive effect of common stock distributions.....       --            --              --        --      (0.04)
                                                   --------      --------        --------  --------   --------
Total dividends and distributions.................    (0.46)        (0.50)          (0.52)    (0.54)     (0.38)
                                                   --------      --------        --------  --------   --------
Dilutive effect on net assets as a result of
 rights offering..................................      -- /(6)/    (0.02)/(4)/        --        --         --
                                                   --------      --------        --------  --------   --------
Change in net asset value.........................    (0.97)        (0.14)          (0.17)    (0.34)     (0.08)
                                                   --------      --------        --------  --------   --------
   Net asset value, end of period................. $   4.00      $   4.97        $   5.11  $   5.28   $   5.62
                                                   ========      ========        ========  ========   ========
   Market value, end of period/(1)/............... $   3.37      $   4.53        $   5.89  $   4.70   $   5.35
                                                   ========      ========        ========  ========   ========
Total investment return/(2)/......................   (16.90%)      (14.99)%/(5)/    39.23%    (2.54)%    14.89%
                                                   ========      ========        ========  ========   ========
Total return on Net Asset Value/(7)/..............   (10.09%)        7.93%           7.29%     4.45%      6.07%
                                                   ========      ========        ========  ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $458,767      $569,656        $476,846  $490,027   $522,101
Ratio of expenses to average net
 assets (excluding dividends on short sales)......     1.03%         0.96%           1.00%     1.06%      1.28%
Ratio of expenses to average net
 assets (including dividends on short sales)......     1.03%         0.96%           1.01%     1.10%      1.31%
Ratio of net investment income to average net
 assets...........................................     1.66%         2.46%           2.47%     2.18%      2.13%
Portfolio turnover rate...........................       61%           36%             22%       75%        76%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding.
(4)Shares were sold at a 5% discount from a 5-day average market price from 5/14/07 to 5/18/07.
(5)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (13.82)%.
(6)Amount is less than $0.005.
(7)NAV return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2008

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 (SFAS 157) as of the beginning of the current fiscal period of the Fund. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                               Investments in
  Valuation Inputs                                               Securities
  ----------------                                             --------------
  Assets:
  Level 1 -- Quoted Prices....................................  $176,367,493
  Level 2 -- Other Significant Observable Inputs..............   280,558,605
  Level 3 -- Significant Unobservable Inputs..................            --
                                                                ------------
  Total.......................................................  $456,926,098
                                                                ============

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. As of December 31, 2008, the Fund increased undistributed net investment income by $36,483,956, decreased the accumulated net realized loss by $849,692, and decreased capital paid in on shares of beneficial interest by $37,333,648.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund deferred $98,885 of post-October losses.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   For the fiscal year (the "period") ended December 31, 2008, the Fund utilized losses deferred in prior years of $4,861,360.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

   At December 31, 2008, there were no securities sold short.

  H. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At December 31, 2008, the Fund had no securities on loan.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended December 31, 2008, were as follows:

              Purchases................................. $114,744,095
              Sales.....................................   90,010,922
              Short sales...............................    3,744,212
              Purchases to cover short sales............    7,634,235

   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2008, were as follows:

                   Purchases...................... $121,868,453
                   Sales..........................  151,504,438

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   At end of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc., into an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including Zweig Advisers, LLC (the "Adviser", formerly known as Phoenix/Zweig Advisers LLC) and VP Distributors, Inc. ("VP Distributors", formerly known as Phoenix Equity Planning Corporation). Due to the spin-off, the asset management subsidiaries have changed their names.

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.70% of the Fund's average daily net assets. During the year ended December 31, 2008, the Fund incurred advisory fees of $3,621,383.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: VP Distributors serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagents' performance at a rate of 0.065% of the Fund's average daily net assets. During the year ended December 31, 2008, the Fund incurred Administration fees of $336,271.

   c) Directors Fee: During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser a fee of $11,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson was paid an additional fee of $5,000. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2008, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 114,594,744 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 2008 and 2007, 0 and 552,046 shares, respectively, were issued pursuant to the Plan.

   In a non-transferable rights offering ended May 18, 2007, shareholders exercised rights to purchase 20,730,142 shares of common stock at an offering price of $4.98 per share for proceeds, net of expenses, of $102,586,107. Expenses were adjusted by $15,058 in 2008, resulting in final net proceeds of $102,571,049.

   On January 2, 2009, the Fund announced a distribution of $0.033 per share to shareholders of record on December 31, 2008. This distribution has an ex-dividend date of January 5, 2009, and is payable on January 12, 2009. Please see inside front cover for more information on fund distributions.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

NOTE 9 -- RECENTLY ISSUED ACCOUNTING STANDARDS

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact, if any, of FAS 161 on financial statement disclosures.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCooper LLP

Boston, Massachusetts
February 18, 2009

                           CERTIFICATION (Unaudited)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (Unaudited)

   For the fiscal year ended December 31, 2008, for federal income tax purposes, 26.93% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.

   For the fiscal year ended December 31, 2008, the Fund hereby designates 27.51%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

   For the fiscal year ended December 31, 2008, the Fund hereby designates $370,380, or if subsequently different, as long-term capital gains dividends.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 9, 2008. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

      Directors        Votes For  Votes Against Votes Withheld Abstentions
      ---------        ---------- ------------- -------------- -----------
      Wendy Luscombe.. 96,858,890      N/A        2,814,600        N/A
      R. Keith Walton. 96,983,336      N/A        2,690,153        N/A

   Based on the foregoing Wendy Luscombe and R. Keith Walton, were re-elected as Directors. The Fund's other Directors who continue in office are George R. Aylward, Charles H. Brunie, Alden C. Olson and James B. Rogers, Jr.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2008 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                            Number of
                                           Portfolios
                                             in Fund
                         Term of Office      Complex
Name (Age) Address and    and Length of    Overseen by                Principal Occupation(s)
Position(s) with Fund      Time Served      Director      During Past 5 Years and Other Directorships Held
----------------------  ------------------ ----------- -------------------------------------------------------
Charles H. Brunie...... Term: Until 2009.       2      Director, The Zweig Fund, Inc. (since 1998);
Brunie Associates       Served since:                  Chairman, Brunie Associates (investments) (since
600 Third Avenue,       1988.                          April 2001); Oppenheimer Capital (1969-2000);
17th Floor                                             Chairman (1980-1990), Chairman Emeritus (1990-
New York, NY 10016                                     2000). Chairman Emeritus, Board of Trustees,
YOB: 1930                                              Manhattan Institute (since 1990); Trustee, Milton and
Director                                               Rose D. Friedman Foundation for Vouchers (since
                                                       1999); Trustee, Hudson Institute (since 2002);
                                                       Chairman of the Board, American Spectator (since
                                                       2002); Chartered Financial Analyst (since 1969).

Wendy Luscombe......... Term: Until 2011.       2      Director of The Zweig Fund, Inc. (since 2002); Co-lead
480 Churchtown Rd.      Served since:                  Independent Director of the Zweig Total Return Fund,
Craryville, NY 12521    2002.                          Inc. and of The Zweig Fund, Inc. (since 2006);
YOB: 1951                                              Principal, WKL Associates, Inc. (Private Investor and
Director                                               Consultant) (since 1994); Fellow, Royal Institution of
                                                       Chartered Surveyors; Member, Chartered Institute of
                                                       Arbitrators; Director, Endeavour Real Estate
                                                       Securities, Ltd. REIT Mutual Fund (2000-2005);
                                                       Director, PXRE, Group (reinsurance) (1994- 2007);
                                                       Member and Chairman of Management Oversight
                                                       Committee, Deutsche Bank Real Estate Opportunity
                                                       Fund 1A and 1B (since 2003); Trustee Acadia Realty
                                                       Trust (since 2004); Member of National Association of
                                                       Corporate Directors Teachers Facility (since 2007);
                                                       Independent Director of Feldman Mall Properties a
                                                       private REIT (since 2008).

Alden C. Olson......... Term: Until 2010.       2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path      Served since:                  Currently retired; Chartered Financial Analyst (since
Holt, MI 48842          1996.                          1964); Professor of Financial Management,
YOB: 1928                                              Investments at Michigan State University
Director                                               (1959 to 1990).

James B. Rogers, Jr.... Term: Until 2009.       2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Dr.       Served since:                  investor (since 1980); Chairman, Beeland Interests
New York, NY 10025      1988.                          (Media and Investments) (since 1980); Regular
YOB: 1942                                              Commentator on Fox News (since 2002); Author of
Director                                               "Investment Biker: On the Road with Jim Rogers"
                                                       (1994), "Adventure Capitalist" (2003) "Hot
                                                       Commodities" (2004) and "A Bull in China" (2007)

                                           DISINTERESTED DIRECTORS

                                            Number of
                                           Portfolios
                                             in Fund
                         Term of Office      Complex
Name (Age) Address and    and Length of    Overseen by                 Principal Occupation(s)
Position(s) with Fund      Time Served      Director       During Past 5 Years and Other Directorships Held
----------------------  ------------------ ----------- ---------------------------------------------------------
 R. Keith Walton....... Term: Until 2011.       2      Director of The Zweig Fund, Inc. (since 2004); Co-lead
 15 Claremont Avenue    Served since:                  Independent Director of the Zweig Total Return Fund,
 New York, NY 10027     2004.                          Inc. and of The Zweig Fund, Inc. (since 2006); Principal
 YOB: 1964                                             and Chief Administrative Officer, Global Infrastructure
 Director                                              Partners (since 2007); Director, Blue Crest Capital
                                                       Management Funds (since 2006); Executive Vice
                                                       President and the Secretary (1996-2007) of the
                                                       University at Columbia University; Director (since
                                                       2002), Member, Executive Committee (since 2002),
                                                       Chair, Audit Committee (since 2003), Apollo Theater
                                                       Foundation, Inc.; Director, Orchestra of St. Luke's
                                                       (since 2000); Vice President and Trustee, The Trinity
                                                       Episcopal School Corporation (since 2003); Member
                                                       (since 1997), Nominating and Governance Committee
                                                       Board of Directors (since 2004), Council on Foreign
                                                       Relations.

                              INTERESTED DIRECTOR

George R. Aylward............... Term: Until 2010.  2   Director, President and Chief Executive Officer (since
100 Pearl Street                 Served since:          2008), Director and President (2006-2008), Chief
Hartford, CT 06103               2006 for ZF and        Operating Officer (2004-2006), Vice President, Finance,
YOB: 1964                        ZTR.                   (2001-2002), Virtus Investment Partners, Inc. and/or
Director, Chairman of the Board                         certain of its subsidiaries. Senior Executive Vice
and President                                           President and President, Asset Management (2007-
                                                        2008), Senior Vice President and Chief Operating
                                                        Officer, Asset Management (2004-2007), Vice President
                                                        and Chief of Staff (2001-2004), The Phoenix Companies,
                                                        Inc. Various senior officer and directorship positions
                                                        with Phoenix affiliates (2005-2008). President (2006-
                                                        present), Executive Vice President (2004-2006), the
                                                        Virtus Mutual Funds Family. Chairman, President and
                                                        Chief Executive Officer, The Zweig Fund Inc. and The
                                                        Zweig Total Return Fund Inc. (since 2006).

                                 OFFICERS WHO ARE NOT DIRECTORS

                          Position
                       with the Fund
Name, Address and      and Length of                      Principal Occupation(s)
Date of Birth           Time Served          During Past 5 Years and Other Directorships Held
-----------------   --------------------- --------------------------------------------------------
Carlton Neel....... Executive Vice        Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue    President             2003); Senior Vice President and Portfolio Manager,
New York, NY 10022  since: 2003.          Zweig Advisers, LLC (f/k/a Phoenix/Zweig Advisers,
YOB: 1967           Expires: Immediately  LLC) (since 2003); Managing Director and Co-Founder,
                    following the 2008    Shelter Rock Capital Partners, LP (2002-2003); Senior
                    Annual Meeting of     Vice President and Portfolio Manager, Zweig Advisers
                    Shareholders.         LLC (1995-2002); Vice President, JP Morgan & Co.
                                          (1990-1995).

                                   OFFICERS WHO ARE NOT DIRECTORS

                          Position
                        with the Fund
Name, Address and       and Length of                       Principal Occupation(s)
Date of Birth           Time Served            During Past 5 Years and Other Directorships Held
-----------------   ---------------------- ----------------------------------------------------------

David Dickerson.... Senior Vice President  Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue    since: 2003.           2003); Senior Vice President and Portfolio Manager,
New York, NY 10022  Expires: Immediately   Zweig Advisers, LLC (f/k/a Phoenix/Zweig Adviser, LLC)
YOB: 1967           following the 2009     (since 2003); Managing Director and Co-Founder,
                    Annual Meeting of      Shelter Rock Capital Partners, LP (2002-2003); Vice
                    Shareholders.          President and Portfolio Manager, Zweig Advisers, LLC
                                           (1993-2002).

Marc Baltuch....... Vice President and     Vice President and Chief Compliance Officer of The
900 Third Avenue    Chief Compliance       Zweig Fund, Inc. (since 2004); Chief Compliance Officer
New York, NY 10022  Officer                of Zweig Advisers, LLC (f/k/a Phoenix/Zweig Adviser,
YOB: 1945           since: 2004.           LLC) (since 2004); President and Director of Watermark
                    Expires: Immediately   Securities, Inc. (since 1991); Secretary of Phoenix-
                    following the 2009     Zweig Trust (1989-2003); Secretary of Phoenix-Euclid
                    Annual Meeting of      Market Neutral Fund (1998-2002); Assistant Secretary
                    Shareholders.          of Gotham Advisors, Inc. (1990-2005); Chief Compliance
                                           Officer of the Zweig Companies (since 1989) and of the
                                           Virtus Mutual Funds Complex (since 2004). Chief
                                           Compliance Officer, The Phoenix Edge Series Fund
                                           (since 2004).

Kevin J. Carr...... Secretary and Chief    Secretary and Chief Legal Officer of the Zweig Fund,
100 Pearl Street    Legal Officer          Inc. (since 2005); Vice President, Counsel and
Hartford, CT 06103  since: 2005.           Secretary, Virtus Investment Partners, Inc. and/or
YOB: 1954           Expires: Immediately   certain of its subsidiaries (since 2008). Vice President
                    following the 2009     and Counsel, Phoenix Life Insurance Company (2005-
                    Annual Meeting of      2008). Vice President, Counsel, Chief Legal Officer and
                    Shareholders.          Secretary, certain Funds within Virtus Mutual Fund
                                           Complex (since 2005); Compliance Officer of
                                           Investments and Counsel, Travelers Life & Annuity
                                           Company (January 2005-May 2005). Assistant General
                                           Counsel and certain other positions, The Hartford
                                           Financial Services Group (1995-2005).

Moshe Luchins...... Vice President         Vice President of The Zweig Fund, Inc. (since 2004);
900 Third Avenue    since: 2004.           Associate Counsel (1996-2005), Associate General
New York, NY 10022  Expires: Immediately   Counsel (since 2006) of the Zweig Companies.
YOB: 1971           following the 2009
                    Annual Meeting of
                    Shareholders.

Nancy Curtiss...... Treasurer              Treasurer of The Zweig Fund, Inc. (since 2003); Senior
100 Pearl Street    since: 2003.           Vice President, Operations (since 2008), Vice President,
Hartford, CT 06103  Expires: Immediately   Head of Asset Management Operations (2007-2008),
YOB: 1952           following the 2009     Vice President (2003-2007), Virtus Investment Partners,
                    Annual Meeting of      Inc. (f/k/a Phoenix Investment Partners) and/or certain
                    Shareholders.          of its subsidiaries. Assistant Treasurer (since 2001), VP
                                           Distributors, Inc. (f/k/a Phoenix Equity Planning
                                           Corporation). Treasurer of various other investment
                                           companies within the Virtus Mutual Funds Complex
                                           (since 1994).

Jacqueline Porter.. Vice President and     Vice President and Assistant Treasurer of The Zweig
100 Pearl Street    Assistant Treasurer    Fund, Inc. (since 2006); Assistant Vice President, Fund
Hartford, CT 06103  since: 2006.           Administration and Tax, VP Distributors, Inc. (f/k/a
YOB: 1958           Expires: Immediately   Phoenix Equity Planning Corporation) (since 1995);
                    following the 2009     Vice President and Assistant Treasurer, multiple funds
                    Annual Meeting of      in the Virtus Mutual Fund Complex (since 1995). Vice
                    Shareholders.          President and Assistant Treasurer, The Phoenix Edge
                                           Series Fund (since 1999).

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                         INVESTMENT GUIDELINE CHANGES

   The following changes to the Investments Guidelines have been approved by the Fund's Board of Directors:

   The Fund may invest up to 30% of its total assets in securities of foreign issuers. The Fund may engage in foreign currency transactions, even if they are not in connection with the Fund's investment activity in foreign securities. The Fund typically does not make significant investments in foreign securities.

   The Fund reserves the right to engage in interest rate, equity, total return and other swaps. The Fund has no current plans to do so.

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Wendy Luscombe has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert" effective December 12, 2007. Ms. Luscombe is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)    Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,600 for 2008 and $32,600 for 2007.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,097 for 2008 and $1,000 for 2007. This represents the review of the semi-annual financial statements.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,600 for 2008 and $4,600 for 2007.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,500 for 2008 and $5,000 for 2007.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Zweig Total Return Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)    The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  100% for 2008 and 100% for 2007

                    (c)  100% for 2008 and 100% for 2007

                    (d)  100% for 2008 and 100% for 2007

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,624,671 for 2008 and $961,830 for 2007.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

     The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and R. Keith Walton.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                               THE ZWEIG FUND, INC

                        THE ZWEIG TOTAL RETURN FUND, INC

                STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

     A.   "Adviser" refers to Phoenix/Zweig Advisers LLC.

     B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

     C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

     D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

     E. "Management Matters" refers to stock option plans and other management compensation issues.

     F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

     G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

     H.   "Social Issues" refers to social and environmental issues.

     I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III  Factors to consider when voting.

     A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

     C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder social matters proposals.

IV   Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

     B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

     C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.   Conflicts of Interest

     A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

     B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

     C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

     D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.  Miscellaneous.

     A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

     B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

     C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

     D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

     This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

          Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of March 9, 2009: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of The Zweig Total Return Fund, Inc. (the "Fund"), a closed-end fund managed by Zweig Advisers LLC (formerly known as Phoenix/Zweig Advisers LLC) ("ZA") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Euclid Advisors, LLC ("Euclid"), a subsidiary of ZA. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Fund, Inc., a closed-end fund managed by ZA, and as Portfolio Managers for the Virtus Small-Cap Value Fund (formerly known as Phoenix Small-Cap Value Fund). From April 1, 2003 to June 9, 2008, Messrs. Neil and Dickerson were portfolio manages of the Virtus Market Neutral fund (formerly known as Phoenix Market Neutral fund), a fund also managed by Euclid. For the period from July 2002 until returning to ZA on April 1, 2003, Mr. Neel and Mr. Dickerson co-founded and managed a hedge fund. During 2008 Messrs. Neil and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds.

          Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

          Other Accounts Managed by Portfolio Manager(s) or Management Team
          Member

          The following information is provided as of the fiscal year ended December 31, 2008.

          Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc., and the Virtus Small-Cap Value Fund and Virtus fund of funds namely Virtus Alternatives Diversifier, Virtus Wealth Builder, and Virtus Wealth Guardian. For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                                                            Total Assets
                                                                         No. of Accounts     in Accounts
 Name of Portfolio                           Total                        where Advisory   where Advisory
    Manager or                          No. of Accounts                  Fee is Based on    Fee is Based
    Team Member      Type of Accounts       Managed       Total Assets     Performance     on Performance
------------------   ----------------   ---------------   ------------   ---------------   --------------
David Dickerson      Registered                 5          $785.6 mil          None             None
                     Investment
                     Companies:

                     Other Pooled             None            None             None             None
                     Investment
                     Vehicles:

                     Other Accounts:          None            None             None             None

Carlton Neel         Registered                 5          $785.6 mil          None             None
                     Investment
                     Companies:

                     Other Pooled             None            None             None             None
                     Investment
                     Vehicles:

                     Other Accounts:          None            None             None             None

          Potential Conflicts of Interests

          There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2008. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team
          Members

          For the most recently completed fiscal year ended December 31, 2008, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of ZA and Euclid.

          Virtus Investment Partners, Inc. (formerly known as Phoenix Investment Partners, Ltd.) and its affiliated investment management firms (collectively, "Virtus"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals may also participate in a long-term Incentive Compensation program, including potential awards of Virtus restricted stock units ("RSUs") with multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

          The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

          Prior to the Spin-off of Virtus from Phoenix Companies, Inc. ("PNX") on December 31, 2008, certain compensation awards were paid in PNX RSUs, which converted to Virtus RSUs at Spin-off. Other than as described here, no material changes have been made to the compensation structure as a result of the Spin-off.

          In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

          Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

          Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual's experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

          Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer groups established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five year periods. Generally, an individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

          The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

          Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

(a)(4)    Disclosure of Securities Ownership

          For the most recently completed fiscal year ended December 31, 2008, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio
    Manager or       Dollar ($) Range of Fund
   Team Member      Shares Beneficially Owned
-----------------   -------------------------
David Dickerson          $50,001-$100,000
Carlton Neel             $50,001-$100,000

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) A copy of the Registrant's notices to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during November and December, 2008 pursuant to the Registrant's Managed Distribution Plan, are filed herewith, as required by the terms of the Fund's exemptive order issued on November 17th, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Total Return Fund, Inc.


By (Signature and Title)* /s/ George R. Aylward
                          -----------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date 03/09/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          -----------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date 03/09/09


By (Signature and Title)* /s/ Nancy G. Curtiss
                          -----------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date 03/09/09

* Print the name and title of each signing officer under his or her signature.